                                                                 EXHIBIT 10.52.1

                              SECURITY AGREEMENT
                                  (Servicing)

THIS SECURITY AGREEMENT (the "Security Agreement") is made and dated as of August 26, 1993, by and between SUTTER MORTGAGE CORPORATION, a California corporation ("Debtor"), located at 1556 PARKSIDE DR., WALNUT CREEK, CA 94596, and FIRST COLLATERAL SERVICES, INC., a California Corporation ("Secured Party").


                                    RECITALS
                                    --------

     A. Secured Party has agreed to purchase loans from Debtor on the terms and subject to the conditions set forth in the Master Mortgage Loan Purchasing Agreement, dated August 26, 1993, (as amended, extended and supplemented from time to time, the "Purchase Agreement"). Capitalized terms used herein and not otherwise defined shall have the same meaning as in the Purchase Agreement.

     B. To induce Secured Party to enter into the Purchase Agreement and purchase loans on the terms and conditions set forth therein, Debtor has agreed to grant to Secured Party a security interest in and lien upon certain assets of Debtor described more particularly herein.

     NOW THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                   AGREEMENT
                                   ---------

     1.   Grant of Security Interest. Debtor hereby pledges and grants to
          --------------------------
Secured Party a security interest in all of its right, title, and interest in the property described in Paragraph 2 below (collectively and severally, the "Collateral"), to secure payment and performance of the obligations described in Paragraph 3 below (collectively and severally, the "Obligations").

     2.   Collateral. The Collateral shall consist of all now existing and
          ----------
hereafter right, title and interest of Debtor in, under and to each item of Collateral described on Schedule 1 attached hereto.

     3.   Obligations. The Obligations secured by this Security Agreement shall
          -----------
consist of any and all debts, obligations and liabilities of Debtor to Secured Party (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred).

     4.   Release and Substitution of Collateral. Unless and until there shall
          --------------------------------------
have occurred an Event of Default or Potential Default under the Purchase Agreement, and provided that Collateral of comparable and equal value is substituted by Debtor, upon the written request of Debtor, Collateral may be released from the lien of Secured Party (or, if requested by Debtor, Secured Party may execute and deliver to the Debtor a release, which may be complete or partial, of its interest in said Collateral) and said Collateral thereafter shall not be further subject to the restrictions of this Security Agreement. Any release by Secured Party shall be without representation or warranty by, and without recourse to, Secured Party.

     5.   Representations and Warranties. Debtor hereby represents and warrants
          ------------------------------
that:

          (a) Debtor is the sole owner of the Collateral (or, in the case of after-acquired Collateral, at the time the Debtor acquires rights in the Collateral, will be the sole owner thereof);

          (b) Except as for security interests in favor of Secured Party, or otherwise consented to in writing by Secured Party, no Person has (or, in the case of after-acquired Collateral, at the time Debtor acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other lien or charge or otherwise) in, against or to the Collateral; and

                                      1.
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          (c)  All information heretofore, herein or hereafter supplied to
Secured Party by or on behalf of Debtor with respect to the Collateral is accurate and complete.

     6.   Covenants of Debtor. Debtor hereby agrees:
          -------------------

          (a) To procure, execute and deliver from time-to-time any endorsements, assignments, financing statements and other writings deemed necessary or appropriate by Secured Party to perfect, maintain and protect its security interest hereunder and the priority thereof and to deliver promptly to Secured Party all originals of Collateral or proceeds consisting of chattel paper or instruments;

          (b) Not to surrender or lose possession of (other than to or with the permission of Secured Party), sell, encumber, or otherwise dispose of or transfer any Collateral or rights or interest therein;

          (c) At all times upon the request of Secured Party, to account fully for and promptly to deliver to Secured Party, in the form received, all Collateral or proceeds received, endorsed to Secured Party as appropriate and accompanied by such assignments and powers, duly executed, as Secured Party shall request, and until so delivered all Collateral and proceeds shall be held in trust for Secured Party, separate from all other property of Debtor and identified as the property of Secured Party;

          (d) At any reasonable time, upon demand by Secured Party, to exhibit to and allow inspection by Secured Party (or Persons designated by Secured Party) of the Collateral and the records concerning the Collateral;

          (e) To keep the records concerning the Collateral at the locations set forth in Paragraph 20 below and not to remove the records from such location(s) without the prior written consent of Secured Party;

          (f) At the request of Secured Party, to place on each of its records pertaining to the Collateral a legend, in form and content satisfactory to Secured Party, indicating that such Collateral has been assigned to Secured Party;

          (g) Not to modify, compromise, extend, rescind or cancel any servicing contract pledged to Secured Party or consent to a postponement of strict compliance on the part of any party thereto to any term of provisions thereof;

          (h) To do all acts that a prudent investor would deem necessary or desirable to maintain, preserve and protect the Collateral;

          (i) Not knowingly to use or permit any Collateral to be used unlawfully or in violation of any provision of this Security Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

          (j) To pay (or require to be paid) prior to their becoming delinquent all taxes, assessments, insurance premiums, charges, encumbrances and liens now or hereafter imposed upon or affecting any Collateral;

          (k) To notify Secured Party before any such change shall occur of any change in Debtor's name, identity or structure through merger, consolidations or otherwise;

          (l) To appear in and defend, at Debtor's cost and expense, any action or proceeding which may affect its title to or Secured Party's interest in the Collateral;

          (m) To keep accurate and complete records of the Collateral and to provide Secured Party with such records and such reports and information relating to the Collateral as Secured Party may request from time-to-time;

          (n) To comply with all laws, regulations and ordinances relating to the possession, operation, maintenance and control of the Collateral;

          (o) To give to Secured Party, within ten (10) days after knowledge or notice thereof is obtained by Debtor, written notice of the termination of any servicing contract pledged to Secured Party;

          (p) To notify Secured Party promptly of any item of Collateral which ceases to be an eligible servicing contract.

                                      2.

     7.     Fidelity Bond and Mortgage Impairment Insurance. Debtor shall
            -----------------------------------------------
maintain, at its own expense, a blanket fidelity bond, mortgage impairment and an errors and omissions insurance policy, with loss payable to Secured Party, and with broad coverage with responsible companies on all officers, employees or other persons who handle funds, money, documents and papers relating to servicing contracts. Any such fidelity bond and errors and omissions insurance shall protect and insure Debtor and Secured Party against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. No provision of this Section requiring such fidelity bond and errors and omissions insurance shall diminish or relieve Debtor from its duties and obligations as set forth in this Security Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the greater of $500,000.00 or the amounts required by FNMA in Section 1.01 of the FNMA Guaranteed Mortgage Backed Securities Sellers' and Servicers' Guide, or by FHLMC in Section 6.402 or 6.403 of the FHLMC Sellers' and Servicers' Guide. Upon request of Secured Party, Debtor shall cause to be delivered to Secured Party a certified true copy of such fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond or insurance policy shall in no event be terminated or materially modified without 30 days' prior written notice to Secured Party. Debtor shall give Secured Party written evidence of renewal of such insurance policy thirty days in advance of the expiration date of such policy.

     8.     Collection of Collateral Payments.
            ---------------------------------

            (a) Until there shall occur an Event of Default or Potential Default, Debtor shall, at its sole cost and expense, endeavor to obtain payment, when due and payable, of all sums due or to become due with respect to any Collateral ("Collateral Payments" or a "Collateral Payment"), including, without limitation, the taking of such action with respect thereto as Secured Party may request, or, in the absence of such request, as Debtor may reasonably deem advisable; provided, however, that Debtor shall not, without the prior written consent of Secured Party, grant or agree to any rebate, refund, compromise, or extension with respect to any Collateral Payment or accept any prepayment on account thereof. After an Event of Default or Potential Default, upon the request of Secured Party, Debtor will, or Secured Party in its absolute discretion may, notify and direct any party who is or might become obligated to make any Collateral Payment, to make payment thereof to Secured Party (or to Debtor in care of Secured Party) at such address as Secured Party may designate. Debtor will reimburse Secured Party promptly upon demand for all out-of-pocket costs and expenses, including reasonable attorneys' fees and litigation expenses, incurred by Secured Party in seeking to collect any Collateral Payment.

            (b) If there shall occur an Event of Default or Potential Default, upon the request of Secured Party Debtor will, forthwith upon receipt, transmit and deliver to Secured Party, in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed where required so that such items may be collected by Secured Party at any time as payment on account of any Collateral Payment) and if such request shall be made, until delivery to Secured Party, such items will be held in trust for Secured Party and will not be commingled by Debtor with any of its other funds or property. Thereafter, Secured Party is hereby authorized and empowered to endorse the name of Debtor on any check, draft or other instrument for the payment of money received by Secured Party on account of any Collateral Payment if Secured Party believes such endorsement is necessary or desirable for purposes of collection.

            (c) Debtor will indemnify and save harmless Secured Party from and against all reasonable liabilities and expenses on account of any adverse claim asserted against Secured Party relating to any moneys received by Secured Party on account of any Collateral Payment. Such obligation of Debtor shall continue in effect after and notwithstanding the discharge of the Obligations and the release of the security interest granted in Paragraph 1 above.

     9.     Authorized Action by Secured Party. Debtor hereby irrevocably
            ----------------------------------
appoints Secured Party as its attorney-in-fact to do (but Secured Party shall not be obligated to and shall incur no liability to Debtor or any third party for failure so to do) at any one time and from time-to-time any act which Debtor is obligated by this Security Agreement to do, and to exercise such rights and powers as Debtor might exercise with respect to the Collateral, including without limitation, the right to:

            (a) Collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on, or on account of, the Collateral;

            (b) Enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral;

            (c)     Insure, process and preserve the Collateral;

            (d) Transfer the Collateral to Secured Party's own or its nominee's name; and

                                      3.

          (e) Make any compromise or settlement, and take any other action it deems advisable with respect to the Collateral.

It is further agreed and understood between the parties hereto that such care as Secured Party gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Secured Party's possession, or in the possession of Secured Party's custodian; provided, however, that Secured Party shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the obligations or with respect to the Collateral.

     10.  Notification of Obligors.  Debtor agrees that Secured Party may at any
          ------------------------
time and from time-to-time, but shall not be obligated to, notify any Obligor on any Collateral to make payment directly to Secured Party.

     11.  Default and Remedies.  Upon the occurrence of an Event of Default,
          --------------------
Secured Party may, at its option and without notice to or demand upon Debtor, and in addition to all rights and remedies hereunder and under the Credit Agreement or otherwise at law or in equity:

          (a) Foreclose or otherwise enforce Secured Party's security interest in the Collateral in any manner permitted by law or provided for in this Security Agreement;

          (b) Sell or otherwise dispose of the Collateral or any part thereof at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Secured Party may determine;

          (c) Require Debtor to assemble the Collateral and/or books and records relating thereto and make such available to Secured Party at a place to be designated by Secured Party;

          (d) Enter onto property where any Collateral or books and records relating thereto are located and take thereof with or without judicial process; and

          (e) Prior to the disposition of the Collateral, prepare it for disposition in any manner and to the extent Secured Party deems appropriate; provided, however, that Debtor shall be given ten (10) business days prior notice of the time and place of any public sale or of the time after which any private sale or other intended disposition is to be made, which notice Debtor on its behalf hereby agrees shall be deemed reasonable notice thereof.

Upon any sale or other disposition pursuant to this Security Agreement, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of. Each purchaser at any such sale or other disposition shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of Debtor, and Debtor specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted. Secured Party agrees that upon payment in full of the Obligations, it will deliver any remaining Collateral or Proceeds to the Person or entity entitled thereto and will execute, deliver, and record all instruments necessary to release fully all security interests held by the Secured Party in the Collateral or Proceeds.

     12.  Cumulative Rights.  The right, powers, and remedies of Secured Party
          -----------------
under this Security Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any statute or rule of law, the Purchase Agreement, or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party's security interest in the Collateral.

     13.  Waiver.  Any waiver, forbearance, failure or delay by Secured Party in
          ------
exercising, or the exercise or beginning of exercise by Secured Party of, any right, power or remedy, simultaneous or later, shall not preclude the further, simultaneous or later exercise thereof, and every right, power or remedy of Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Secured Party.

     14.  Resolution of Disputes by Reference.  The parties to this Agreement
          -----------------------------------
covenant and agree that any dispute, whether in tort or contract or of any other nature, arising out of or related to the Loan Documents, or this Agreement, or their interpretation, application or performance, or out of the relationship between the parties shall be determined by a reference pursuant to California Code of Civil Procedure (S)638(1). The reference shall be a general reference of all issues of fact and law and the person appointed shall have the power to enter all interlocutory and final orders (including orders to deliver possession of collateral or funds) and to decide all issues of law and fact

                                      4.

without a jury. Until a referee has been appointed and has accepted the reference the Superior Court shall have jurisdiction to appoint receivers, issue writs and grant any other interim relief which may be necessary or proper. The referee shall be a retired California Superior Court Judge selected by agreement of the parties or if they fail to agree by the Superior Court of the State of California, Contra Costa County upon application of either party with 24 hours notice in writing or by telefax to the other party. Discovery shall be allowed according to California Code of Civil Procedure (S)(S)2016, et seq. Each party shall pay one half of the fees of the referee so appointed, of the court reporter, and of the rental of hearing room daily in advance. The party prevailing shall recover its entire costs and attorney's fees. If neither party prevails in full, the person appointed referee shall allocate the costs and attorney's fees of the parties in accordance with his sound discretion. The parties agree that the proceedings will be conducted in Contra Costa County, California, USA and waive any objections to jurisdiction and venue. The action may not be removed to the United States District Court. An appeal from the orders or judgments entered by the person appointed shall lie to the California Court of Appeal, as specified in Code of Civil Procedure (S)645.

     15.  Agent for Service of Process.  Company shall irrevocably appoint CT
          ----------------------------
Corporation System of 818 W. Seventh Street, Los Angeles, CA 90017 (or its successor or assignee) as its agent for service of process to receive service of all process, including without limitation thereto summons, complaints, writs, injunctions, motions and orders, in connection with any dispute arising under the Loan Documents, or this Agreement, or out of the relationship between the parties. Company shall bear the cost of such appointment and shall not rescind same while the Loan Documents or this Agreement are in force and effect or any Obligations remain unpaid. This Agreement, and the Loan Documents, are entered into by Lender in reliance upon such irrevocable appointment.

     16.  Binding Upon Successors.  All rights of Secured Party under this
          -----------------------
Security Agreement shall inure to the benefit of Secured Party and its principals, beneficiaries, successors and assigns, and all obligations of Debtor shall bind its successors and assigns.

     17.  Entire Agreement; Severability.  This Security Agreement contains the
          ------------------------------
entire security agreement between Secured Party and Debtor. All other waivers by Debtor provided for in this Security Agreement have been specifically negotiated by the parties with full cognizance and understanding of their rights. If any of the provisions of this Security Agreement shall be held invalid or unenforceable, this Security Agreement shall be construed as if not containing these provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

     18.  Choice of Law.  This Security Agreement shall be construed in
          -------------
accordance with and governed by the laws of the State of California without giving effect to its choice of law provisions, and, where applicable and except as otherwise defined herein, terms used herein shall have the meaning given them in the California Commercial Code.

     19.  Amendment.  This Security Agreement may not be amended or modified
          ---------
except by a writing signed by each of the parties hereto.

     20.  Place of Business; Records.  Debtor represents and warrants that its
          --------------------------
chief place of business is at its address set forth above, and that its books and records concerning the Collateral are kept at its chief place of business.

     21.  Notice.  Any written notice, consent or other communication provided
          ------
for in this Security Agreement shall be delivered or sent as provided in the Purchase Agreement.

     22.  Custodial Arrangements.  Secured Party may from time-to-time appoint a
          ----------------------
person or entity to act as agent and representative of Secured Party hereunder and to hold possession of the Collateral (or a portion thereof) and to take actions at the direction of Secured Party to the fullest extent and in such manner and at such times as are permitted by Secured Party hereunder. Debtor hereby consents to any and all such appointments and agrees to deliver Collateral to such person or entity upon the direction of Secured Party. Debtor further agrees that any such person or entity shall be exclusively the bailee and agent of Secured Party, that receipt of Collateral by Secured Party's Custodian shall be constructive receipt by Secured Party and shall perfect Secured Party's security interest in the Collateral, and that Debtor shall not have and shall not attempt to exercise any degree of control over such person or entity or over any Collateral held at any time by such person or entity.

                                      5.

EXECUTED the date and year first above written.

                                         SUTTER MORTGAGE CORPORATION,
                                         a CALIFORNIA corporation
                                         "Debtor"

                                         By: /s/ Ronald Morck
                                            -------------------------
                                            Ronald Morck
                                            President

                                         FIRST COLLATERAL SERVICES, INC.
                                         a California corporation
                                         "Secured Party"

                                         By: /s/ Michael D. McAuley for
                                            ---------------------------
                                            William G. Celeri
                                            Vice President

                                         By: /s/ Lyndon C. Merkle
                                            -------------------------
                                            Lyndon C. Merkle
                                            Senior Vice President & CFO


                                       6.

                                  SCHEDULE 1
                                      TO
                              SECURITY AGREEMENT
                                  (SERVICING)


                            COLLATERAL DESCRIPTION

DEBTOR:            SUTTER MORTGAGE CORPORATION
SECURED PARTY:     FIRST COLLATERAL SERVICES, INC.


The Collateral shall consist of all now existing and hereafter arising rights of Debtor to servicing of Loans sold by Debtor to and held by Secured Party or its agent, (the "Servicing Contracts"), and all amendments and replacements to said Servicing Contracts and all now existing and hereafter arising rights of Debtor to the payment of money for servicing loans under the Servicing Contracts, whether such payments are on account of services rendered by Debtor thereunder or otherwise, and including, without limitation, all amounts payable to Debtor on account of the sale or other disposition of any of said Servicing Contracts and Debtor's rights thereunder, and all products and proceeds of any of the above.

                                      7.